SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):
                        December 3,2004

                           FLYi, Inc.
       (Exact Name of Registrant as Specified in Charter)

    Delaware                 0-21976              13-3621051

State  or  Other         Commission  File       IRS Employer
Jurisdiction of                Number        Identification No.
 Incorporation


     45200 Business Court, Dulles, VA                  20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:
                          (703) 650-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)


Item 1.01.     Entry into a Material Definitive Agreement

On December 3, 2004 the Company finalized a series of agreements with IAE International Aero Engines AG with respect to the V2500-A5 engines that power its A319 aircraft. The agreements include the terms for the acquisition by the Company of three spare engines, and also cover support terms for these engines, for the engines for the 15 A319 aircraft ordered from Airbus' wholly-owned affiliate AVSA S.A.R.L., and for the engines for the 12 A319s leased from other parties. The agreements cover such matters as warranties, service life policies, and additional engine support on terms that the Company believes are common for the industry.








                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FLYi, Inc.




Date:  December 9, 2004            By:  /S/ David W. Asai
                              David W. Asai
                              Vice President and Chief
                              Accounting Officer